UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

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BEA Systems, Inc. (Name of Registrant as Specified In Its Charter)

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Overview

Oracle has announced a definitive agreement to acquire BEA	Customers are expected to benefit from the combined Oracle and
Systems, Inc., a leading provider of enterprise application	BEA solutions by building applications that maximize data
infrastructure solutions. The proposed transaction is subject to	center investments, preserve investments in existing enterprise
various closing conditions, including regulatory, stockholder and	applications, manage existing Web-based applications better,
other approvals. Until the deal closes, each company will	and help develop new Web-based applications faster. Moreover,
continue to operate independently, and it is business as usual.	the transaction will significantly strengthen the Java community, and powerfully advance the vision of open, standards-based
Oracle’s goal with the proposed transaction is threefold:	computing
accelerate innovation in the enterprise applications infrastructure
area, extend our strategic relationships with customers and	The combination of Oracle and BEA will accelerate product
partners, and to preserve and enhance customers’ investments in	innovation due to a larger combined R&D budget, provide a
BEA products.	larger global footprint of sales and services professionals to address customer needs, and ensure a more consistent level of
The proposed combination of Oracle and BEA will bring	support across multiple product areas.
together two companies with complementary assets but with a
common vision of an open-standards, service-oriented	Oracle expects that its Fusion Middleware will evolve as the
architecture (SOA) infrastructure. The combination will also	centerpiece of the combined companies’ middleware offerings
bring together two of the leading experts in Java and SOA	going forward after the close of the transaction. Oracle intends to
technologies and accelerate innovation across the combined	preserve and enhance customers’ investments in BEA products as
companies’ customer bases.	Oracle has done with its other acquisitions. After the close of the transaction, BEA customers can continue to use their existing
The combined Oracle and BEA offerings are expected to provide	BEA products going forward, or choose to use Oracle and BEA
a comprehensive and complementary product footprint in	products as part of the ongoing evolution of Fusion Middleware.
enterprise application infrastructure solutions. Oracle provides	Either way, it will be the customer’s choice. Oracle is committed
leading database and SOA solutions, while BEA provides	to 100% customer retention and satisfaction.
world-class, open-standards Java-based application products and a highly scalable messaging and transaction processing platform.
Together, Oracle and BEA will provide a series of other
complementary middleware solutions, including identity
management, business intelligence and performance
management, enterprise content management, and vertical-
specific technologies like a communications service delivery platform.

FREQUENTLY ASKED QUESTIONS

Product Overview and Strategy	What is the combined Oracle and BEA product roadmap
after the closing?
What products does BEA currently develop and support?
Oracle expects that its Fusion Middleware will evolve as the
BEA is a provider of enterprise application infrastructure software, a	centerpiece of the combined companies’ middleware offerings
rapidly growing category of enterprise software that bridges	going forward. BEA products are expected to evolve into
information from disparate databases and applications. Customers	components of Fusion Middleware as Oracle and BEA
often use these solutions to build standards-based enterprise	development teams jointly develop a next generation set of
applications, built on a service-oriented architecture (SOA) in	enterprise application infrastructure products based on an open-
heterogeneous IT environments.	standards, service-oriented architecture. Given Oracle’s and BEA’s common focus on open standards and SOA technologies, product
BEA develops and supports three principal product lines: WebLogic,	integration and interoperability will be accomplished gracefully.
Tuxedo and AquaLogic:	Oracle’s “Hot Pluggable” Fusion Middleware already interoperates with and runs on a number of BEA’s products today.
• WebLogic product family provides Java developers an
application infrastructure software platform for constructing	Oracle will support BEA products in a similar manner to other
Web-based applications, Web services, business processes and	recent Oracle acquisitions. BEA customers can continue to use
portals, and application integration	their existing BEA products going forward, or use Oracle and BEA products as part of the ongoing evolution of Fusion Middleware.
• Tuxedo is a scalable multi-language, high-performance
messaging and highly distributed transaction processing	Will Oracle continue to support customers running BEA
platform for mission-critical applications	solutions on non-Oracle databases?

• AquaLogic product family includes service infrastructure	Oracle will continue BEA’s support of heterogeneous database
products that enable customers to deploy SOA implementations	environments, continuing Oracle’s “Hot-Pluggable” strategy with our Fusion Middleware solutions today.
How will BEA fit into Oracle’s overall middleware
software strategy after the closing?	Will Oracle continue to support customers running BEA
solutions with non-Oracle ERP and CRM applications?
We see an exceptional strategic fit between Oracle and BEA in
terms of complementary product strengths, geographic strengths,	Oracle’s Fusion Middleware solutions today support non-Oracle
and industry strengths. Middleware is a strategic focus for Oracle.	ERP and CRM applications. Oracle will continue to support BEA’s
The combination extends Oracle’s middleware capabilities to	solutions with alternative ERP and CRM applications to serve
include a comprehensive set of enterprise application infrastructure	customer needs.
solutions. Specifically, BEA offers complementary products
including a leading set of Java-based Application Server	How compatible are BEA’s products with Oracle’s
technology for Web-based applications, and a leading Java-based	products?
messaging and transaction processing platform. Oracle has a
leading set of products to help customers build modular, service-	BEA and Oracle products are very compatible. BEA brings a
oriented applications in addition to other middleware products	complementary set of solutions, using industry standards that are
like identity management, business process management,	already integrated with the Oracle database and Oracle
enterprise content management, user interaction and web 2.0,	applications. Thousands of customers use both BEA and Oracle
business intelligence and enterprise performance management.	products, and many of the leading companies in industries like
Financial Services, Communications, Public Sector, Manufacturing
With the proposed combination, Oracle will be able to provide a	and Retail rely on Oracle and BEA for their mission-critical
comprehensive set of middleware solutions based on best-of-breed	applications today.
technologies incorporated into a standards-based, hot-pluggable
Fusion Middleware platform.

Customers and Partners	Oracle Fusion Middleware customers are expected to benefit from the increased R&D, sales and distribution capability, and support
How is the proposed transaction between Oracle and	investment by Oracle in enterprise application infrastructure
BEA expected to benefit BEA customers?	solutions.

Oracle and BEA share a common vision of an open-standards,	How is the proposed transaction expected to benefit
service-oriented architecture for customers. Oracle believes that	partners?
together, the two companies will accelerate the adoption of these
solutions by bringing together their resources and working more	Oracle and BEA partners are expected to benefit by working with a
closely with customers to address their enterprise application	leading vendor to address customer needs for enterprise application
infrastructure needs. BEA customers are expected to benefit in a	infrastructure solutions. Oracle partners are expected to benefit from
number of ways:	BEA’s leading Java tools, messaging applications and communications platform. BEA partners are expected to benefit from Oracle’s
• Increased R&D investment across the combined products	increased support of BEA partners and increased investment in the combined solutions. Both companies’ partners are expected to benefit
• Extended value from integrated Oracle products that add security	from the complementary solutions that provide an opportunity to
and identity management, content management, business	increase business value and drive down the cost of ownership
intelligence, and performance management, among other	throughout an integrated, standards-based enterprise software stack.
middleware applications to BEA solutions
How will Oracle continue to support and broaden
• Investment protection, extension and enhancements as BEA and	relationships with BEA partners after the closing?
Oracle will provide better integration of their complementary
solutions	After the closing, Oracle expects to:

• Access to Oracle’s global sales, sales consulting, support and	• Enable BEA partners to take advantage of Oracle’s extensive
services organization and broad partner network	ecosystem of partners around the world

• For common Oracle and BEA customers, consolidated and	• Provide access to Oracle PartnerNetwork and establish a partner
consistent support across multiple product lines	focus area for BEA partners

How will customers’ investments in BEA solutions be	• Support BEA OEM partners and grow those relationships
protected by Oracle?
• Accelerate go-to-market capabilities with BEA’s 2,000+ partners
Oracle is committed to 100% customer retention and satisfaction.
Oracle expects that customer investments in BEA solutions will be	• Work with key system integrators to drive further innovation in
supported and protected after the closing. Oracle will support BEA	enterprise application infrastructure solutions
products in a similar manner to other recent Oracle acquisitions.
BEA products will also evolve as part of Fusion Middleware.
Business Continuity
As an Oracle Fusion Middleware customer, what will be
the impact of the proposed transaction with BEA?	Can I still purchase BEA products?

Current and future Oracle Fusion Middleware customers are	Yes. BEA and Oracle will remain separate companies until the
expected to benefit from the proposed transaction in a number of	closing of the acquisition. Please contact your existing BEA sales
ways. First, the combination of Oracle and BEA brings together	representative to assist you, or visit www.bea.com for contact
two leading product development experts in Java and SOA	information.
technologies, which are expected to ultimately lead to greater innovation in the future. Second, Oracle expects to continue to focus on the current Fusion Middleware roadmap and incorporate components of BEA solutions over time after the closing. Finally,

Should BEA customers continue to call BEA customer	Cautionary Statement Regarding Forward-Looking Statements
This document is for informational purposes only and may not be incorporated into a contract. This document contains certain forward-looking statements about Oracle and BEA including statements that involve risks and uncertainties concerning Oracle's proposed acquisition of BEA. Actual events or results may differ materially from those described in this press release due to a number of risks and uncertainties, many of which are beyond the control of Oracle and
BEA. The potential risks and uncertainties include, among others, the possibility that the transaction will not close or that the closing may be delayed, general economic conditions and industry specific conditions. In addition, please refer to the documents that Oracle and BEA, respectively, file with the Securities and
Exchange Commission on Forms 10-K, 10-Q and 8-K. These filings identify and address other important factors that could cause Oracle and BEA's respective financial and operational results to differ materially from those contained in the forward-looking statements set forth in this document. Accordingly, no assur-
ances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Oracle or BEA.
Oracle and BEA are under no duty to update any of the forward-looking state-
ments after the date of this document to conform to actual results.
support?

Yes, BEA and Oracle will remain separate companies until the closing of the acquisition. BEA customers should continue to use existing BEA contacts for support, professional services and sales to address immediate and ongoing needs. We will communicate
all changes and transitions occurring after the close of the transaction well in advance through these familiar channels.

Should BEA customers continue to contact their BEA
sales representative?

Yes. Until the closing of the transaction, BEA continues to operate as a separate business and, until further advised, customers should continue to rely on existing relationships.

Will training on BEA products continue?

Yes. Until the closing of the transaction, BEA continues to operate	Additional Information about the Merger and Where to Find it
BEA will file with the SEC a proxy statement and BEA and Oracle will file other relevant materials in connection with the proposed acquisition of BEA by Oracle pursuant to the terms of an Agreement and Plan of Merger by and among Ora-
cle, Bronco Acquisition Corporation, a wholly-owned subsidiary of Oracle, and
BEA. The materials to be filed by BEA with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. Investors and security holders of BEA are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.
as a separate business. After the closing, we plan to combine the
BEA education program with Oracle University. We want to
ensure that our customers’ software provides the best possible service for their organizations, and we know excellent training is critical to reach that goal.

Will the BEA leadership and employees be retained?

The proposed acquisition of BEA demonstrates Oracle’s
commitment to enterprise application infrastructure software.	Oracle and certain of Oracle's executive officers and directors may be deemed to be participants in the solicitation of proxies of BEA stockholders in connec-
tion with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of
Oracle's executive officers and directors in the solicitation by reading the proxy statement and other relevant materials filed with the SEC when they become available.
BEA employees have significant domain expertise in this area and are expected to be an integral part of the middleware business within Oracle for the combined companies.

What is the acquisition integration timeline?

Until the transaction officially closes, we cannot comment on	BEA and its executive officers and directors may be deemed to be participants in the solicitation of proxies from BEA stockholders in favor of the proposed transaction. Certain executive officers and directors of BEA have interests in the transaction that may differ from the interests of stockholders generally.
These interests will be described in the proxy statement when it becomes available.
future integration plans; we will communicate any updates to customers and partners when they become available.

Where can I find out more information about the
proposed Oracle and BEA combination?

For more information, please visit oracle.com/BEA

Copyright © 2008, Oracle Corporation and/or its affiliates. All rights reserved. Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about BEA that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to, the risk that Nasdaq may delist BEA’s common stock for failure to comply with any Nasdaq listing requirement; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that may be instituted against BEA and others following announcement of the proposal or the merger agreement; the inability to complete the merger due to the failure to obtain stockholder approval; the inability to obtain necessary regulatory approvals required to complete the merger; the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the ability to recognize the benefits of the merger or of any combination of BEA and Oracle; the timing of the initiation, progress or cancellation of significant contracts or arrangements, the mix and timing of services sold in a particular period; and the possibility that BEA may be adversely affected by other economic, business, and/or competitive factors. BEA is under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

These and other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of and elsewhere in BEA's Form 10-K for the year ended January 31, 2007 that was filed with the Securities and Exchange Commission on November 15, 2007. Many of the factors that will determine the outcome of the subject matter of this release are beyond BEA’s ability to control or predict.

Important Additional Information Regarding the Merger will be filed with the SEC.

In connection with the proposed merger, on January 7, 2008, BEA filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are advised to read the preliminary proxy statement and, when it becomes available, the definitive proxy statement as well as any other relevant documents filed with the SEC when they become available because they will contain important information about the merger and the parties to the merger. Investors and security holders may obtain a free copy of the proxy statements and other documents filed by BEA at the SEC website at http://www.sec.gov. The proxy statements and other documents filed by BEA with the SEC also may be obtained for free at BEA’s Internet website at www.bea.com/investors or by writing to BEA Systems, Inc., 2315 North First Street, San Jose, CA 95131, Attn: Investor Relations Department. In connection with the special meeting of BEA stockholders to approve the adoption of merger agreement, BEA will mail copies of the definitive proxy statement to BEA stockholders who are entitled to attend and vote at the special meeting.

The information in the preliminary proxy statement is not complete and may be changed. Before making any voting or investment decisions with respect to the proposed acquisition or any of the other matters with respect to which BEA’s stockholders will be asked to vote pursuant to the proxy statement, BEA’s stockholders are urged to read the definitive proxy statement other documents filed by BEA when they become available.